UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of Report: May 18, 2007


                             SUN RIVER ENERGY, INC.
             (Exact name of registrant as specified in its charter)


              Colorado                                   0-29670
-------------------------------------             ----------------------
  (State or other jurisdiction of                   (Commission File
           incorporation)                                Number)

                                   84-1491159
                        ---------------------------------
                          (IRS Employer Identification
                           Number)


             10200 W. 44th Ave, Suite 200 E., Wheat Ridge, CO 80033
               (Address of Principal Executive Offices) (Zip Code)


                                 (303)-940-2090
               Registrant's telephone number, including area code

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

        See attached Exhibit - News Release dated May 17, 2007.



SECTION 8 - OTHER EVENTS

     Sun River Energy, Inc. announces that it has reached total depth on its Myers #2 coal bed methane well in New Mexico, penetrating multiple thin coal seams interlaced with sandstone and shale lenses which is what was expected upon drilling this well. The well encountered some water, which was expected. The company is casing and logging the well and expects to frac the well in the future. Prior to logging, the well built up gas pressure which had to be bled off.

     This well will be followed by a second well on the adjacent 160 acres to the east, to be commenced immediately.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      Exhibit 99 - News Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.





                                              SUN RIVER ENERGY, INC.



                                              By:   /s/Wesley Whiting
                                              -----------------------
                                                       Wesley Whiting, President


 Date: May 18, 2007